Exhibit 99.1

News Release	HESS CORPORATION

FOR IMMEDIATE RELEASE

Hess Announces HSR Clearance Of Chevron-Hess Merger

NEW YORK, September 30, 2024 — Hess Corporation (NYSE: HES) today announced that the Federal Trade Commission (FTC) antitrust review of the Chevron-Hess merger has been completed, satisfying one of the closing conditions for the transaction.

“We are very pleased that our merger with Chevron has cleared this significant regulatory hurdle,” said CEO John Hess. “This transaction continues to be an outstanding deal for Hess and Chevron shareholders and will create a premier integrated energy company that is ideally positioned for the energy transition.”

To facilitate completion of the merger, Hess and Chevron have agreed that Mr. Hess will not be appointed to the Chevron Board of Directors in order to address a concern raised by the FTC about Mr. Hess’ communications with a limited number of OPEC officials. However, Mr. Hess will serve as an advisor and representative for Chevron on government relations and social investments in Guyana as well as on support for the Salk Institute’s Harnessing Plants Initiative.

The Hess Board of Directors believes that the competitive concern raised by the FTC about Mr. Hess’ communications is without merit, and fully supports Mr. Hess in his role as CEO of Hess Corporation. Mr. Hess’ public and private communications with OPEC officials were consistent with his communications with U.S. government officials, the International Energy Agency and global business leaders on what will be needed to ensure an affordable and orderly energy transition.

“Oil and gas are going to be needed for decades to come and the key challenge is long term investment,” Mr. Hess said. “For more than 10 years, I have advocated for a significant increase in global investment, both in oil and gas and renewable energy, to have the necessary supply to keep energy affordable and secure for American consumers in the future.”

Over the past five years, Hess Corporation has had the highest cash flow reinvestment rate of any oil company – majors and independents – and has been the only oil company to reinvest in excess of its cash flow1 in order to grow oil and gas supply.

Mr. Hess said: “I am proud of the role our company has played to meet the world’s energy needs safely and responsibly. I look forward to successfully completing our company’s merger with Chevron and delivering value for our shareholders.”

Completion of the merger remains subject to the Merger Agreement’s closing conditions, including the satisfactory resolution of ongoing arbitration proceedings regarding preemptive rights in the Stabroek Block joint operating agreement.

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FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these statements and other forward-looking statements in this document by words such as “expects,” “focus,” “intends,” “anticipates,” “plans,” “targets,” “poised,” “advances,” “drives,” “aims,” “forecasts,” “believes,” “approaches,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “progress,” “may,” “can,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “commits,” “on track,” “objectives,” “goals,” “projects,” “strategies,” “opportunities,” “potential,” “ambitions,” “aspires” and similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the potential transaction, including the expected time period to consummate the potential transaction, and the anticipated benefits (including synergies) of the potential transaction. All such forward-looking statements are based upon current plans, estimates, expectations, and ambitions that are subject to risks, uncertainties, and assumptions, many of which are beyond the control of Hess and Chevron, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to potential delays in consummating the potential transaction, including as a result of the ongoing arbitration proceedings regarding preemptive rights in the Stabroek Block joint operating agreement; risks that such ongoing arbitration is not satisfactorily resolved and the potential transaction fails to be

[1]

From 2019 to 2023, Hess was the only company to average more than 100% reinvestment of its cash flow from operations, with an average annual reinvestment rate of 114%, nearly twice that of its peer group and majors’ median reinvestment rate of 58%. Reinvestment rate is defined as capital expenditures divided by cash flow from operations for a given period.

consummated; Chevron’s ability to integrate Hess’ operations in a successful manner and in the expected time period; the possibility that any of the anticipated benefits and projected synergies of the potential transaction will not be realized or will not be realized within the expected time period; the risk that conditions to Chevron’s and Hess’s obligations to close the merger will fail to be satisfied, or the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; risks that the anticipated tax treatment of the potential transaction is not obtained; unforeseen or unknown liabilities; customer, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the potential transaction that could be instituted against Chevron and Hess or their respective directors; the possibility that the potential transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the potential transaction on the parties’ business relationships and business generally; risks that the potential transaction disrupts current plans and operations of Chevron or Hess and potential difficulties in Hess employee retention as a result of the potential transaction, as well as the risk of disruption of Chevron’s or Hess’ management and business disruption during the pendency of, or following, the potential transaction; changes to the company’s capital allocation strategies; uncertainties as to whether the potential transaction will be consummated on the anticipated timing or at all, or if consummated, will achieve its anticipated economic benefits, including as a result of risks associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the potential transaction and that are not waived or otherwise satisfactorily resolved; changes in commodity prices; negative effects of the pendency or completion of the proposed acquisition on the market price of Chevron’s or Hess’ common stock and/or operating results; rating agency actions and Chevron’s and Hess’ ability to access short- and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political or regulatory conditions outside of Chevron’s or Hess’ control; legislative, regulatory and economic developments targeting public companies in the oil and gas industry; and the risks described in the Risk Factors section of Chevron’s and Hess’ annual and quarterly reports and other filings of Chevron and Hess with the U.S. Securities and Exchange Commission. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. Hess does not assume any obligation to update any forward-looking statements, except as required by law. You are cautioned not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes. These forward-looking statements speak only as of the date hereof.

Hess Corporation is a leading global independent energy company engaged in the exploration and production of crude oil and natural gas. More information on Hess Corporation is available at www.hess.com/.

Investor contact:

Jay Wilson

(212) 536-8940

jrwilson@hess.com

Media Contacts:

Lorrie Hecker

(212) 536-8250

lhecker@hess.com

Liz James or Nick Rust

FGS Global

(281) 881-5170

liz.james@fgsglobal.com

Nicholas.Rust@fgsglobal.com